UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)(Zip code)

Robert Cuculich

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Nysa Fund

A SERIES OF NYSA SERIES TRUST

(NYSAX)

ANNUAL REPORT

MARCH 31, 2018

This report is provided for the general information of the shareholders of the Nysa Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

NYSA FUND

SHAREHOLDER LETTER

MARCH 31, 2018 (UNAUDITED)

Dear Shareholder,

 During the reporting period, the Nysa Fund produced a positive return of 21.53% (without sales charge), outperforming the S&P 500® Index which returned 11.77% during the same period. We attribute the positive performance of the Fund primarily due to the appreciation of the Fund’s largest position, Ligand Pharmaceuticals and various stock positions in the information technology sector. At the same time, we acknowledge that the substantial portion of the portfolio invested in two illiquid securities during the reporting period limited the flexibility of the portfolio manager.

The Fund’s performance is compared to that of the S&P 500® Index, an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. Nysa Fund is an actively managed fund that does not seek to replicate the same holdings or performance of a specific index, including its benchmark index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the S&P 500® Index, and that the Fund may invest in equities, or fixed income, regardless of the market capitalization of a particular issuer. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance, and does not predict or depict performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses. The investment focus during the most recent reporting period was not limited by considerations of market capitalization, and the portfolio included companies in the small-, mid-, and large-cap categories. We do not attribute the performance of the Fund to the size of the issuers, but rather to the selection of companies in sectors that performed well in the reporting period.

Market Overview

During the final quarter of the 2018 fiscal year, the volatility of the domestic equity market intensified, even though many companies posted some of their best earnings reports in years. The unemployment rate continued its steady decline from 4.5% to 4.1% during the reporting period, which demonstrates the current resilience in the labor market and the expectation of future wage growth. In anticipation of this economic growth, the Federal Reserve incrementally raised interest rates three times during the reporting period, to a level of 1.50-1.75%. This measured approach appears to signal an optimistic view of the domestic economy which takes into account the potential for inflationary pressures.

Innovations, most notably in the healthcare and information technology sectors, continue to be major contributors in the creation of companies that will change the way we live. New drugs in the biotechnology and pharmaceutical industries, advances in the technology sector, and many other disruptive innovations have contributed to much of the forward momentum in the domestic equity markets.  We will continue our efforts to identify issuers in these various sectors that have significant growth potential. These

NYSA FUND

SHAREHOLDER LETTER (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

innovative efforts are reflected in the significant price appreciation of Ligand Pharmaceuticals Inc., the single largest holding of the Fund, as well as companies in the information technology sector such as Splunk Inc. and Red Hat Inc., both of which were added during the reporting period.

Fund Performance

Against the backdrop of the 2017 calendar-year stock market rally, the domestic economy continued its growth trajectory through the reporting period until January 2018. In February and March, the S&P 500 Index® entered correction territory, which is a defined as a decline from a recent peak of 10% or more, with many sectors trading lower. The Fund’s performance benefitted from portfolio positions that reflected innovative technologies and changing industry characteristics. As a result, the performance of the Fund did not decline as significantly as  the S&P 500® during the last fiscal quarter.

One position that continued to make a positive contribution to Fund performance is Ligand Pharmaceuticals  Ligand has over 165 products in various stages of development, as well as many products currently on the market that appear to be ripe with potential. Two additional positive performing positions were Splunk Inc., a company that engages in the development and provision of software solutions, which was up 61% from its purchase price during the reporting period, and Red Hat Inc., another company that provides solutions in open-source software, was up 75% from its purchase price during the reporting period.

The share prices of two portfolio securities acquired in private placements, Transluminal Technologies and the CNY Raceway Park, remained unchanged through the fiscal period ending March 31, 2018. These positions, which represented roughly twenty-two of the portfolio during the reporting period, are valued in accordance with procedures established by the Board of Trustees. Since the price per share did not change throughout the period they did not have a positive material impact in the performance of the Fund. Because these positions currently represent slightly less than one-quarter of the Fund’s assets, the ability of the portfolio manager to actively manage the Fund’s portfolio is limited accordingly.

A detractor in the portfolio during the reporting period included the alternative energy company FuelCell Energy, Inc, which designs, manufactures, sells, and installs stationary fuel cell power plants. The Fund exited this position because the short-term outlook remains uncertain, due to the higher costs associated with alternative energy platforms. Currently, the affordability of natural gas and oil, along with the oversupply concerns of these energy products.

Another portfolio holding that detracted from the performance of the Fund during the reporting period was American International Group, Inc.  (AIG),  a holding company that, through the operations of its subsidiary, Great American Insurance Group, is engaged primarily in property and casualty insurance, focusing on specialized commercial products for businesses, and in the sale of fixed and fixed-indexed annuities

NYSA FUND

SHAREHOLDER LETTER (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

in the retail, financial institutions and education markets. AIG has had its share of issues since the “Great Recession” of 2008-2009 when the Federal Reserve made the decision to provide a $182 billion bailout the financial giant when they made risky bets on credit default swaps. We believed the company had put much of these issues past them and that a turnaround had taken place. However, during the reporting period AIG’s profit margins were squeezed, due to a few catastrophic natural disaster events. Through the uncertainty of their claims exposure we believed the company faced some short-term challenges so we decided to exit the position.

During the reporting period, the Fund’s portfolio continued to hold three municipal bond holdings in the Commonwealth of Puerto Rico. These Puerto Rico municipal bonds were issued by the Puerto Rico Highway Authority, the Puerto Rico Infrastructure (Rum Tax) Authority and the Sales and Use Tax bonds (acronym COFINA bond). They represented roughly 2.35% of Fund holdings, which did not adversely impact the Fund’s performance during the reporting period. These issuers remained in Title III Court, similar to a Chapter 9 bankruptcy, which has enabled the government and these agencies of Puerto Rico to freeze numerous lawsuits, maintain essential services to their residents, and assign a judge to sort through creditor rights under law.

During the reporting period, many of the Commonwealth residents were still without electricity due to Hurricane Maria, which destroyed much of the island infrastructure in late September. This event exacerbated the issues in Puerto Rico and created even more downside for their municipal bonds towards the end of calendar-year 2017. However, subsequent to the end of the reporting period (as of May 11. 2018), many of these bond prices have appreciated from these lows as the recovery effort, with the help of the Federal government, has been underway for quite some time. There is a great deal of uncertainty in the future prices of these fixed income securities, however, PROMESA requires the government of Puerto Rico to develop a fiscal plan that includes methods to access capital markets, develop balanced budgets and deliver audited financial results in a timely fashion. If all of these events take place transparently, Fund management believes these bond positions offer the potential for upside price appreciation and that they are not worthless securities.

The S&P 500® Index has served as the benchmark for the Fund since the inception of the Fund, and we will continue to use it as a measure of Fund performance. However, the Fund’s underlying investments will differ substantially from time-to-time from the Indexes underlying holdings. During the reporting period, management of the Fund had an optimistic investment viewpoint from investments that do make-up the S&P 500®, which contributed to its current outperformance. We our underlying investments in the portfolio will contribute to our future long-term performance.

Although the Fund’s investment objective is to provide long-term capital growth, its investment strategies can change over time. The mention of specific fund portfolio holdings does not constitute a recommendation by Pinnacle Advisors LLC.

NYSA FUND

SHAREHOLDER LETTER (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

Outlook

We anticipate that, going forward, market volatility will intensify as concerns about rising inflation, rising interest rates, and the potential for a negative impact of trade policies implemented by the current administration increase. Despite these concerns, we believe that the US economy remains strong, and that economic growth will continue at a slower pace. The Federal Reserve has continued to show great transparency in its policy actions with its indications of potential rate changes and its delivery of the recent three one-quarter point increases in the Federal Funds rate. We continue to monitor wage growth that could cause a swift increase in inflation. Despite these possibilities, we do not see any near-term negative factors that could exert downward pressure on prices of the Fund’s current portfolio holdings. Our objective is to continue to look for long-term economic growth, and we continually search in many different investment opportunities.  Performance data quoted does not guarantee future investment results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Sincerely,

Robert Cuculich, Portfolio Manager

NYSA FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

 Average Annual Total Returns

(For the Period ending March 31, 2018)

Nysa Fund

Comparison of the Change in Value of a $10,000 Investment in the Nysa Fund
and the Standard & Poor's 500 Index
Nysa Fund (with load) ($6,334)
S&P 500 ® Index ($24,762)
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
3/31/2008
3/31/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR
NYSA Fund (with load) (1)	18.49%	-4.51%	-4.46%
S&P 500 ® Index (2)	13.99%	13.30%	9.49%

This chart assumes an initial investment of $10,000 in shares of the NYSA Fund made on March 31, 2008, after deducting the maximum sales charge of 2.50% currently in effect ($10,000 investment minus $250 sales charge = $9,750).  During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge.  If returns for the period from April 1, 2006 through May 13, 2007 had been calculated without a deduction of the current maximum sales charge, returns during that period would have been higher.  The new sales charge schedule, which includes a maximum sales charge of 2.50%, was implemented on May 14, 2007.  Please refer to the prospectus dated July 25, 2016 for more detail on the Fund’s sales charge.  Initial public offering of shares was May 12, 1997.  The chart shows how the value of an investment in Nysa Fund would have changed, and also shows how the S&P 500® Index performed over the same periods.

(1)  The hypothetical investment and the average annual total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  All returns reflect reinvested dividends.  During periods in which the Fund’s investment adviser waived advisory fees, the Fund’s returns will be greater than the returns would have been had the waiver not occurred.

(2) The Standard & Poor's 500® Index ("S&P 500® Index ") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500® Index is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Performance data quoted represents past performance is not predictive of future performance and does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to those included in the S&P 500® Index and that the Fund’s investments may vary significantly to those included in the S&P 500® Index.

NYSA FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

The following chart illustrates the allocation of the Fund’s portfolio among various industry sectors as of March 31, 2018.  The allocations are based on the total market value of the Fund’s portfolio investments, and are calculated as a percentage of total investments.

NYSA FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

Shares		Value

COMMON STOCKS - 99.96%

Electric Services - 1.81%
138,976	CGE Energy, Inc. *	$ 36,134

Energy - Natural Gas - 0.81%
1,000	Energy Transfers Partners, L.P.	16,220

Media - Diversified - 0.78%
500	Viacom, Inc. Class B	15,530

Motor Vehicles - 1.11%
2,000	Ford Motor Co.	22,160

Pharmaceutical Preparations - 57.81%
7,000	Ligand Pharmaceuticals, Inc., Class B *	1,156,120

Printed Circuit Boards - 3.26%
4,000	Flextronics International Ltd. *	65,320

Raceway Operations - 2.50%
25,000	Central New York Raceway Park, Inc. (a) (b) *	50,000

Retail - Variety Stores - 2.82%
300	Costco Wholesale Corp.	56,529

Semi Conductors & Related Devices - 1.30%
500	Intel Corp.	26,040

Services - Prepackaged Software - 2.46%
500	Splunk, Inc. *	49,195

Services - Computer Programming, Data Processing, & Etc. - 2.24%
300	Red Hat, Inc. *	44,853

Above percentages are calculated as a percentage of net assets.

* Non-income producing during the period.

(a) Restricted Security - See Note 7.  As of March 31, 2018, the percentage of the Fund’s total net assets represented by illiquid securities was 23.53%. The Fund may not invest more than 15% of its net assets in illiquid securities. However, as noted in the Fund’s prospectus dated as of September 29, 2017, the 15% limitation is not violated unless the excess results immediately and directly from the acquisition of any security, and the Fund’s investments in illiquid securities may, from time to time, exceed 15% of its net assets. The Fund’s percentage of total assets represented by illiquid securities as of March 31, 2018: (i) did not result from the acquisition of any security; and (ii) was the result of previous years' changes in the fair value of securities held by the Fund.

(b) Level 3 Security.  See Note 2.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2018

Shares		Value

Services - Information Technology - 3.03%
400	CACI International, Inc. Class A *	$ 60,540

Surgical & Medical Instruments - 20.03%
84,332	Transluminal Technologies LLC (a) (b) *	400,577
TOTAL FOR COMMON STOCKS (Cost $915,597) - 99.96%		1,999,218

MUNICIPAL BONDS - 2.37%
195,000	Puerto Rico Infrastructure Financing Authority 5.00%, 07/01/2041 * (c)	14,381
50,000	Puerto Rico Highway & Transportation Authority Series H 5.00%, 07/01/2035 * (c)	9,500
100,000	Puerto Rico Sales Tax Fing Corp. Sales Tax Revenue Series A 6.00%, 08/01/2042 * (c)	23,500
TOTAL FOR MUNICIPAL BONDS - (Cost $158,638) - 2.37%		47,381

MONEY MARKET FUND - 0.17%
3,452	Federated Treasury Obligations Fund Institutional Shares 0.01% **	3,452
TOTAL FOR MONEY MARKET FUND - (Cost $3,452) - 0.17%		3,452

TOTAL INVESTMENTS (Cost $1,077,687) - 102.50%		2,050,051

INVESTMENTS IN OPTIONS WRITTEN, AT VALUE (Premiums Received $12,420) - (0.87)%		(17,500)

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.63)%		(32,594)

NET ASSETS - 100.00%		$1,999,957

Above percentages are calculated as a percentage of net assets.

* Non-income producing during the period.

** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2018.

(a) Restricted Security - See Note 7.  As of March 31, 2018, the percentage of the Fund’s total net assets represented by illiquid securities was 23.53%. The Fund may not invest more than 15% of its net assets in illiquid securities. However, as noted in the Fund’s prospectus dated as of September 29, 2017, the 15% limitation is not violated unless the excess results immediately and directly from the acquisition of any security, and the Fund’s investments in illiquid securities may, from time to time, exceed 15% of its net assets. The Fund’s percentage of total assets represented by illiquid securities as of March 31, 2018: (i) did not result from the acquisition of any security; and (ii) was the result of previous years' changes in the fair value of securities held by the Fund.

(b) Level 3 Security.  See Note 2.

(c ) This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

SCHEDULE OF CALL OPTIONS WRITTEN

MARCH 31, 2018

Contracts	Underlying Security	Counterparty	Notional Amount	Exercise Price	Expiration	Fair Value

CALL OPTIONS WRITTEN *

5,000	Ligand Pharmaceuticals, Inc.	Pinnacle	1,800,000	$180.00	5/18/2018	$17,500

CALL OPTIONS WRITTEN (Premium Received $12,420) - (0.87)%						$ 17,500

* Represents non-income producing security.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

Assets:
Investments in Securities, at Value (Cost $1,077,687)	$ 2,050,051
Cash	500
Receivables:
Interest and Dividends	3,073
Prepaid Expenses	441
Total Assets	2,054,065
Liabilities:
Options Written (Premiums Received $12,420)	$ 17,500
Payables:
Shareholder Redemptions	12,500
Trustee Fees	263
Service Fees	4,346
Other Accrued Expenses	19,499
Total Liabilities	54,108
Net Assets	$ 1,999,957

Net Assets Consist of:
Paid In Capital	$ 3,025,437
Undistributed Net Investment Loss	(26,530)
Accumulated Undistributed Realized Loss on Investments	(1,966,234)
Unrealized Appreciation in Value of Investments	967,284
Net Assets, for 393,395 Shares Outstanding	$ 1,999,957

Net Asset Value and Redemption Price Per Share	$ 5.08

Maximum Offering Price Per Share ($5.08/97.5%)	$ 5.21

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF OPERATIONS

       FOR THE YEAR ENDED MARCH 31, 2018

Investment Income:
Dividends	$ 3,976
Interest	6,232
Total Investment Income	10,208

Expenses:
Advisory Fees	18,634
Transfer Agent Fees	18,268
Audit Fees	16,656
Legal Fees	38,700
Administration Fees	5,508
Custodial Fees	4,339
Trustee Fees	3,934
Registration Fees	2,545
Insurance Fees	532
NSCC Fees	5,009
Miscellaneous Fees	2,156
Printing and Mailing	564
Total Expenses	116,845
Advisory Fees Waived	(18,634)
Net Expenses	98,211

Net Investment Loss	(88,003)

Realized and Unrealized Gain on Investments and Options:
Realized Gain on Investments	48,857
Realized Gain on Options Written	3,376
Net Change in Unrealized Appreciation on Investments and Options	407,704
Realized and Unrealized Gain on Investments and Options	459,937

Net Increase in Net Assets Resulting from Operations	$ 371,934

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2018	3/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (88,003)	$ (80,541)
Net Realized Gain (Loss) on Securities and Options Written	52,233	(90,667)
Unrealized Appreciation on Securities and Options Written	407,704	126,594
Net Increase (Decrease) in Net Assets Resulting from Operations	371,934	(44,614)

Capital Share Transactions	(133,103)	(38,870)

Total Increase (Decrease) in Net Assets	238,831	(83,484)

Net Assets:
Beginning of Year/Period	1,761,126	1,844,610

End of Year/Period (including undistributed net investment loss of $26,350 and $16,857, respectively)
	$ 1,999,957	$ 1,761,126

The accompanying notes are an integral part of these financial statements.

NYSA FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2018	3/31/2017	3/31/2016	3/31/2015	3/31/2014

Net Asset Value, at Beginning of Year	$ 4.18	$ 4.28	$ 4.92	$ 7.74	$ 6.24

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.21)	(0.19)	(0.20)	(0.23)	(0.36)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.11	0.09	(0.44)	(2.59)	1.86
Total Income (Loss) from Investment Operations	0.90	(0.10)	(0.64)	(2.82)	1.50

Net Asset Value, at End of Year	$ 5.08	$ 4.18	$ 4.28	$ 4.92	$ 7.74

Total Return (**) (***)	21.53%	(2.34)%	(13.01)%	(36.43)%	24.04%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,000	$ 1,761	$ 1,845	$ 2,037	$ 2,919
Before Waiver
Ratio of Expenses to Average Net Assets	6.27%	6.38%	6.09%	5.32%	6.16%
After Waiver
Ratio of Expenses to Average Net Assets	5.27%	5.38%	5.09%	4.57%	5.41%
Ratio of Net Investment Loss to Average Net Assets	(4.72)%	(4.40)%	(4.48)%	(3.83)%	(4.85)%
Portfolio Turnover	44%	42%	28%	46%	128%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

*** Total return is calculated assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges.  A maximum sales charge of up to 2.50% is applicable to purchases of Fund shares, unless waived or reduced in accordance with the Fund's prospectus.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2018

 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Nysa Fund (“Fund”) is a non-diversified series of Nysa Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (“Adviser”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.  The investment objective of the Fund is to provide long-term capital growth.

The Fund follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 5 for additional disclosure on the Fund's option transactions during the Fund’s year ended March 31, 2018.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders – Dividends to shareholders from net investment income or capital gains, if any, are paid annually as required to comply with federal excise tax requirements.  Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates.

Subsequent Events – Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Federal Income Taxes – The Fund’s policy is to continue to comply with requirements of the Internal Revenue Code that are applicable to regulated investment companies, and distribute all the Fund’s taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains if any, so that the Fund will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017) or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. federal and where the Fund makes significant investments.  Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassifications - In accordance with GAAP, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2018, the Fund recorded permanent book/tax differences of $78,330 from net investment loss and $574,625 from accumulated net realized loss to paid-in capital.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2.   SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted policies and procedures for valuing securities, including the valuation of portfolio securities for which market quotations are not readily available, and has delegated the responsibility for determining fair value prices to the Valuation Committee, subject to review and oversight by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security, and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity Securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated (1) at the last quoted sales price (with securities traded on the NASDAQ NMS and Small Cap Markets valued at the NASDAQ Official Closing Price) or, in the absence of a sale, (2) at the last bid. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities (municipal bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short Term Investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

Derivative Instruments (equity options) – Listed derivatives that are actively traded, and valuations adjustments are not applied, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Restricted Securities – Restricted securities are generally acquired directly or indirectly from an issuer in a nonpublic offering. Because restricted securities are generally subject to restrictions on transfer, market quotations for such securities are generally not readily available, and they are considered to be illiquid securities.  The Board of Trustees (“Board”) has adopted Portfolio Securities Valuation Procedures that, among other things, provide guidelines for the valuation of portfolio securities for which market quotations are not readily available (“Valuation Procedures”). The Valuation Procedures delegate the responsibility for determining the fair value of securities for which market quotations are not readily available to a Valuation Committee, subject to review and oversight by the Board of Trustees (“Board”).  Under circumstances where the Adviser determines that the market quotation or the price provided by a pricing service does not accurately reflect the current market value, such securities are also valued as determined in good faith by the Valuation Committee, subject to review and oversight by Board of Trustees.  Restricted securities are categorized in Level 3 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2018:

	Financial Instruments—Assets
Investments in Securities	Level 1	Level 2	Level 3	Fair Value
(Assets)
Common Stocks	$1,548,641	$ -	$ 450,577	$1,999,218
Municipal Bonds	-	47,381	-	47,381
Money Market Fund	3,452	-	-	3,452
	$1,552,093	$ 47,381	$ 450,577	$2,050,051

Investments in Options Written	Level 1	Level 2	Level 3	Total
(Liabilities)
Options Written	$ (17,500)	$ -	$ -	$ (17,500)
Total	$ (17,500)	$ -	$ -	$ (17,500)

* Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

The following table sets forth a summary of the changes in the fair value of the Fund’s Level 3 investments for the year ended March 31, 2018:

Common Stocks
Balance Beginning at April 1, 2017	$ 450,577
Net Realized Gain/(Loss) on Sale of Investments	-
Net Purchases and Sales	-
Balance End at March 31, 2018	$ 450,577

The following information about significant unobservable inputs (Level 3) for the Fund as of March 31, 2018:

Asset Categories	Fair Value	Valuation techniques	Unobservable Input	Input Values
Common Stock	$450,777	Vendor Pricing	Broker Quotes	85%

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2018 was $0.

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, or Level 3 at the end of the reporting period.

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $805,526 and $987,971, respectively, for the year ended March 31, 2018.

4.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement - Under the terms of the Investment Advisory Agreement between the Fund and the Adviser (“Agreement”), the Fund has agreed to pay the Adviser a fee, which is computed and accrued daily and payable monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. The Adviser has contractually agreed to waive its advisory fee pursuant to a contractual fee waiver arrangement will remain in effect until at least September 30, 2018.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment adviser.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Adviser, amounted to $1,624, during the year ended March 31, 2018.  The Fund has adopted policies and procedures which, subject to its duty of best execution and compliance with Rule 17e-1 under the Investment Company Act of 1940, permits the

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

Adviser to execute portfolio transactions on behalf of the Fund through Pinnacle Investments, Inc.

Implementation of a Service Fee Plan - The Fund has adopted a Service Fee Plan, pursuant to which the Fund is permitted to incur expenses of up to 0.25% per year of the Fund’s average daily net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse Pinnacle Investments, LLC, the Underwriter, for a portion of its expenses incurred in servicing shareholder accounts, and Pinnacle Investments, LLC is authorized to pay certain "recipients" as defined therein, for rendering services and for the maintenance of accounts.  For the year ended March 31, 2018, $0 was earned by the Underwriter for reimbursement of expenses in connection with shareholder accounts.  At March 31, 2018, $4,346 in Service Fees was due to underwriter.

5.  DERIVATIVE TRANSACTIONS

As of March 31, 2018, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Liabilities	Equity Contracts
Call Options Written	$ 17,500
Total Liabilities	$ 17,500

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2018, by the Fund, are recorded in the following locations in the statement of operations:

For the year ended March 31, 2018, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized depreciation on:	Equity Contracts	Total
Call Options Written	$ 5,080	$ 5,080
	$ 5,080	$ 5,080

Net realized gain (loss) on:	Equity Contracts	Total
Call Options Written	$ 3,376	$ 3,376
	$ 3,376	$ 3,376

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

6.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2018, First Clearing LLC, for the benefit of others, in aggregate owned approximately 75.89% shares of the Fund.

7.   RESTRICTED SECURITIES AND CREDIT RISK

Restricted Securities – On four different occasions (September 14, 2007 34,000 shares, April 8, 2008 17,000 shares, July 24, 2008 16,666 shares, and June 8, 2009 16,666 shares), the Fund purchased 84,332 shares of Transluminal Technologies, LLC in offerings that were exempt from registration under the Securities Act of 1933, as amended.  As such, these shares are subject to restrictions such as transferability and market quotations that are not readily available for the purpose of valuing this portfolio holding.  As of March 31, 2018, the Board valued the shares of Transluminal Technologies, LLC at $4.75 per share, having taken into consideration certain pertinent factors, including the results of operations and any recent offerings of Transluminal Technologies, LLC.  Because there are no market quotations for this security, it is possible that the valuation assigned by the Board may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

On April 22, 2014, the Fund also purchased a security from Central New York Raceway Park, Inc. in an offering exempt from the registration requirements of the Securities Act of 1933, as amended, originally in the amount of $50,000.  As such, the shares are subject to restrictions such as transferability and market quotations that are not readily available for the purpose of valuing this portfolio holding.  As of March 31, 2018, the Board valued the shares of Central New York Raceway Park, Inc. at $2.00 per share, having taken into consideration certain pertinent factors, including the results of operations and any recent offerings of Central New York Raceway Park, Inc.  Because there are no market quotations for this security, it is possible that the valuation assigned by the Board may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

As of March 31, 2018, the percentage of the Fund’s total net assets represented by illiquid securities was 22.53%. The Fund may not invest more than 15% of its net assets in illiquid securities. However, as noted in the Fund’s prospectus dated as of July 25, 2016, the 15% limitation is not violated unless the excess results immediately and directly from the acquisition of any security, and the Fund’s investments in illiquid securities may, from time to time, exceed 15% of its net assets. The Fund’s percentage of total assets represented by illiquid securities as of March 31, 2018: (i) did not result from the acquisition of any security; and (ii) was the result of changes in the fair value of securities held by the Fund.

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

Credit Risk - The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions

As of May 25, 2017, the following Puerto Rico municipal bonds were in the Fund’s Portfolio; Puerto Rico Infrastructure Financing Authority (IFA), Puerto Rico Highway & Transportation Authority Series H (HTA), and Puerto Rico Sales Tax Financing Corporation Revenue Series A (COFINA), all of which will be protected under Title Ill of PROMESA. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost

                $158,638

Market Value

                $  47,381

Market Value as % of Net Assets

     2.37%

8.   INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2018 the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Post December net investment loss

   $        (26,530)

Net Unrealized Appreciation

            967,284

Capital loss carryforwards: (+)

Indefinite short-term                          (293,238)

Indefinite long-term

        (1,672,996)

Total Distributable Earnings       $ (1,025,480)

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

The undistributed ordinary income (loss) and capital gains (losses) shown may differ from corresponding accumulated net investment income (loss) and accumulated net realized gain (loss) reported on the statement of assets and liabilities.  The accumulated net realized losses reported on the statement of assets and liabilities differ from the above due to the deferral of late year losses.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year.  The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of March 31, 2018 the Fund elected to defer post December net investment loss in the amount of $(26,530). The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years. The Fund will not make distributions from capital gains while a capital loss carry forward remains. Capital loss carryforwards in the amount of $574,625 expired during the year ended March 31, 2018.

As of March 31, 2018, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities (not including options) were as follows:

Gross unrealized appreciation on investment securities

        $ 1,211,656

Gross unrealized depreciation on investment securities

             (244,372)

Net unrealized appreciation on investment securities

       $     967,284

Tax cost of investment securities, including short-term investments            $  1,077,687

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

9.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $3,025,437, as of March 31, 2018.  Transactions in capital for the year ended March 31, 2018 and the year ended March 31, 2017 were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	1,846	$ 8,700	17,121	$ 72,744
Shares redeemed	(30,098)	(141,803)	(26,239)	(111,614)
Net decrease	(28,252)	$ (133,103)	(9,118)	$ (38,870)

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

10.   COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the Nysa Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Nysa Fund (a series of Nysa Series Trust) (the “Fund”), including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Nysa  Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

June 8, 2018

NYSA FUND

EXPENSE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

 Expense Example

As a shareholder of the Nysa Fund (“Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments: and (2) ongoing costs which typically consist of management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period, October 1, 2017 through March 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2017	March 31, 2018	October 1, 2017 to March 31, 2018

Actual	$1,000.00	$1,121.41	$25.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,000.65	$24.29

* Expenses are equal to the Fund's annualized expense ratio of 4.87%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NYSA FUND

TRUSTEES & OFFICERS

MARCH 31, 2018 (UNAUDITED)

 The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Lawton Williamson 507 Plum St. Syracuse, NY 13204 Age: 61	Trustee	Since March 2013	1	Director, Community Employment, Onondaga Community Living, Inc. from 2000 – Present.
Mark E. Wadach 507 Plum St. Syracuse, NY 13204 Age: 66	Trustee	Since February 1997	2	Sales Representative/Consultant for Upstate Utilities Inc. from 2007 – Present. Trustee for 1789 Fund since inception 1/21/2011 - Present.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Robert Cuculich 507 Plum St. Syracuse, NY Age: 61	President	Since June 2013	1	President of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2008.
Benjamin Quilty 507 Plum St. Syracuse, NY Age: 36	Vice President &Treasurer CCO	Since June 2013 Since December 2014	1	CCO of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2010.
Cortland Schroder 100 Limestone Plaza, Fayetteville, NY Age: 53	Secretary	Since September 2014	1	Chief Marketing Officer of Pinnacle Holdings Co. since March 2014; Self-employed as a Career Counselor since 2013; Associate Director of Employer Relations at Colgate University
Joseph Masella 100 Limestone Plaza, Fayetteville, NY Age: 68	Trustee *	Since February 1997	1	Chief Executive Officer, Pinnacle Capital Management, LLC, October 2011 – present; Various Officer Positions & Director, Unity Mutual Life Insurance Company, August 1978 – June 2011.

* Mr. Masella served as an Independent Trustee from 1997 – 2011.

Trustees serve for indefinite terms.  The Nysa Series Trust Agreement and Declaration of Trust, dated November 20, 1996, states: “Each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires, or is removed. The Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall forthwith cause to be held as promptly as possible, and in any event within 60 days, a meeting of Shareholders for the purpose of electing Trustees to fill any existing vacancies.” Additionally, per this Declaration of Trust, the Trustees have the authority to “elect and remove officers”.

NYSA FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund historically voted proxies for portfolio securities can be obtained at our transfer agent’s website, www.mutualss.com.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Renewal of Advisory Agreement - Nysa Series Trust (Trust) has entered into an Investment Advisory Agreement (Agreement) with Pinnacle Advisors LLC (Adviser), pursuant to which the Adviser provides investment advisory services to Nysa Fund (Fund). Each year, the Board of Trustees (Board), including a majority of the Independent Trustees, is required to determine whether to renew the Agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board considered the renewal of the Agreement at a meeting held in person for that purpose on March 29, 2018. All members of the Board, including the Independent Trustees, were present. Following its review of the information provided by the Adviser, the Board, including a majority of the Independent Trustees, discussed a variety of factors relevant for the purpose, and determined that it was in the best interest of the Fund and its shareholders to renew the Agreement.

The Adviser provided information to the Board relating to the following factors: (i) the nature, quality and extent of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the fees and expenses of the Fund, including comparative fee and expense information; (iv) whether economies of scale could be realized as the Fund grows; and (v) other benefits to the Adviser and its affiliates from their relationship with the Fund. The Board did not discuss profits to be realized by the Adviser because the contractual relationship between the Trust and the Adviser is not currently profitable to the Adviser. The Board was aware that there may be alternatives to retaining the

NYSA FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

Adviser. A summary of the information considered by the Board and a summary of the Board’s conclusions are set forth below.

Nature, Quality and Extent of the Services. The Board considered information about the nature, quality and extent of the services provided to the Fund. The Adviser’s duties include providing the Fund with the services of the portfolio manager and providing certain administrative services to the Fund. The Fund’s principal underwriter (“Distributor”), an affiliate of the Adviser, provides the Fund with office space, investment research and access to trading platforms. The Board concluded that it would be reasonable to expect that services to be provided by the Adviser will be comparable to the services that the Adviser has provided in the past.

Investment Performance of the Fund. The Board considered information about the performance of the Fund during the calendar year ended December 31, 2017. It was noted that the Fund’s returns were positive during that period, that the Fund’s performance (+11.55%), excluding sales charge, was below that of the Standard & Poor’s 500 Index (+18.74%), and that the Fund’s performance would have been lower taking into account the maximum sales charge of 2.5%. The Board also considered the comparative performance information for other mutual funds in the small-cap growth category provided by the Adviser. It was noted that the advisory fees to which the Adviser is entitled are among the lowest in the peer group, and that the Adviser had waived those fees during the 2017 calendar year.

Fees and Expenses of the Fund; Economies of Scale. The Board considered information about the fees and expenses of the Fund during the most recent 12 month period. It was noted that expenses as a percentage of assets remain relatively high compared to most other mutual funds in its peer group. The Board acknowledged that the Fund does not incur any fees under the Agreement because the Adviser has contractually agreed to waive the advisory fee to which it would otherwise be entitled. The Board also acknowledged that a substantial portion of the Fund’s expenses were attributable to legal and compliance costs.  Officers of the Fund noted that a reduction of these specific expenses would require an increase in internal resources. The Board considered the fact that the Adviser had waived its entire advisory fee during the 2018 fiscal year, and that the Adviser is willing to continue to waive its advisory fee during the 2019 fiscal year and beyond.  It was also noted that it would not be reasonable to achieve economies of scale unless assets of the Fund increase.

Other Benefits to the Adviser and Affiliates of the Adviser. It was noted that the Fund is the only client to whom the Adviser provides investment advisory services and that the contractual relationship between the Adviser and the Fund is not currently profitable to the Adviser. It was also noted that, subject to the Adviser’s duty to seek best execution and subject to compliance with policies and procedures established by the Fund to comply with Rule 17e-1, the Adviser places portfolio transactions with the Distributor, an affiliate of the Adviser, and that the revenues derived from these portfolio transactions provide an economic benefit to the Distributor.

NYSA FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

Conclusions. While the Board, including the Independent Trustees, considered the factors described above, it did not specifically consider information relating to the costs incurred by the Adviser in providing services under the Agreement. Even though the Adviser has agreed to continue the fee waiver currently in effect, the Board considered industry comparisons for purposes of evaluating the advisory fees that would be paid by the Fund in the absence of the Adviser’s commitment to continue the fee waiver arrangement. The Board relied on summaries of industry comparisons for purposes of evaluating the performance of the Fund and the other expenses incurred by the Fund. While the Board acknowledged that there may be alternatives to retaining the services of the Adviser, it also acknowledged that such alternatives would likely be limited, especially in view of the fact that the Adviser has agreed to waive all or a portion of its advisory fee for a specified period of time in an effort to reduce Fund expenses. While the Board considered the various factors described above, no single factor was determinative.

This Page Was Left Blank Intentionally

Nysa Fund

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2018                       $ 13,000

            FY 2017                       $ 12,200

(b)        Audit-Related Fees

                                                Registrant

            FY 2018                       $ 0

            FY 2017                       $ 0

(c)        Tax Fees

            FY 2018                       $ 2,200

            FY 2017                       $ 2,000

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) Based on their evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (Act), the registrant’s president and chief financial officer concluded that the disclosure controls and procedures in effect during the period within 90 days of the filing date of this report will require modification in order to enhance the effectiveness of such disclosure controls and procedures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date  June 11, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date  June 11, 2018

By /s/Benjamin R. Quilty

*Benjamin R. Quilty

Chief Financial Officer

Date  June 11, 2018

* Print the name and title of each signing officer under his or her signature.